Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated May 18, 2015 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated August 29, 2014

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, Nephila Capital, Ltd. (“Nephila”) will serve as a sub-adviser to the Fund.

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The lists of sub-advisers to the Fund in the “Principal Investment Strategies” section on page 4 of the Prospectus, “Management of the Fund” section on page 11 of the Prospectus, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section on pages 13-14 of the Prospectus are revised to include Nephila and, as applicable, its corresponding strategy:

Nephila Capital, Ltd.—Opportunistic Trading Strategies

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” on pages 29-30 of the Prospectus:

•	Nephila Capital, Ltd. (“Nephila”), located at 31 Victoria Place, 3rd Floor West, Hamilton, HM 10, Bermuda, an investment adviser registered with the SEC and a commodity pool operator registered with the CFTC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Founded in 1997, Nephila had $9.5 billion in assets under management as of March 31, 2015.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” on page 54 of the Statement of Additional Information:

Nephila Capital, Ltd. The principal owner of Nephila Capital, Ltd. is Nephila Partners, L.P. No single partner of Nephila Partners, L.P. owns or has the right to vote more than 25% of the firm’s capital.

Shareholders should retain this Supplement for future reference.